UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date or Report (Date of earliest event reported): July 9, 2004
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                             110 MEDIA GROUP, INC.
                             ---------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                    0-29462                   13-4127624
         --------                    -------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                 File No.)               Identification No.)

95 Broadhollow Road, Suite 101, Melville, New York               11747
--------------------------------------------------               -----
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (631)385-0007
                                                          --------------



                                      N/A
                        (Former Name or former address,
                         if changed since last report.)

Item 5.  Other Events

      On July 9, 2004, the Company entered into a Distribution and Sales Agreement with i.Broadcast, Inc. which is filed as Exhibit 99.1 to this report.

Item 9.  Regulation FD Disclosure

      On July 12, 2004, the Company issued a press release announcing it entered into a Distribution and Sales Agreement with i.Broadcast, Inc. A copy of this press release has been furnished with this current report on Form 8-K as Exhibit
99.2 and is incorporated herein by reference.

      The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements

            None

      (b)   Pro Forma Financial Information

            None

      (c)   Exhibits

            99.1 Distribution and Sales Agreement dated July 9, 2004 between the Company and i.Broadcast, Inc.

            99.2 Press release dated July 12, 2004 issued by 110 Media Group, Inc. regarding the partnering with i.Broadcast, Inc.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    110 MEDIA GROUP, INC.
                                    (Registrant)


Date: July 15, 2004                 By: /s/ Raymond Barton
                                        ----------------------------------------
                                        Raymond Barton, Chief Executive Officer

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